Exhibit 10.58

EXECUTION COPY

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT, AMENDMENT NO. 2 AND CONSENT dated as of April 28, 2006 (this “Assumption Agreement and Amendment”), related to the CREDIT AGREEMENT dated as of April 22, 2005, as amended by Amendment No. 1 dated as of August 12, 2005 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DELTEK SYSTEMS, INC., a Virginia corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto (solely with respect to Sections 7,9, 11 and 12 hereof), the lenders from time to time party to the Credit Agreement (the “Lenders”) and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

A. The Borrower has requested that the persons set forth on Schedule I hereto (the “Incremental Term Lenders”) make Incremental Term Loans to the Borrower pursuant to Section 2.24 of the Credit Agreement, the proceeds of which will be used to refinance the subordinated debentures described in clause (a) of the definition of “Shareholder Notes” set forth in Section 1.01 of the Credit Agreement in an aggregate outstanding principal amount of $100,000,000 (the “Subordinated Debentures”).

B. The Incremental Term Lenders are willing to make Incremental Term Loans to the Borrower on the Amendment No. 2 Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.

C. Additionally, the Borrower has requested (i) that the Required Lenders consent to the refinancing of the Subordinated Debentures with the proceeds of the Incremental Term Loans made pursuant to this Assumption Agreement and Amendment and (ii) certain amendments to the Credit Agreement as set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Assumption Agreement and Amendment. This Assumption Agreement and Amendment shall be a “Loan Document” and, to the extent it relates to the making of Incremental Term Loans, an “Incremental Term Loan Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Term Loans. (a) Each Incremental Term Lender hereby agrees to make an Incremental Term Loan to the Borrower on the Amendment No. 2 Effective Date in a principal amount equal to the Incremental Term Loan amount set forth next to such Incremental Term Lender’s name on Schedule I attached hereto. All such Incremental Term Loans shall constitute “Term Loans” for all purposes of the Credit Agreement and the other Loan Documents.

(b) The proceeds of the Incremental Term Loans are to be used by the Borrower solely to refinance the Subordinated Debentures.

SECTION 3. Conditions Precedent to Incremental Term Loans. The obligation of the Incremental Term Lenders to make Incremental Term Loans hereunder shall be subject to the satisfaction of the following conditions precedent:

(a) On the Amendment No. 2 Effective Date, each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated as of the Amendment No. 2 Effective Date and executed by a Financial Officer of the Borrower.

(b) The Administrative Agent shall have received (with sufficient copies for each Incremental Term Lender) such legal opinions, board resolutions and other closing certificates and documentation as shall be reasonably required by the Incremental Term Lenders, in each case consistent with those delivered on the Closing Date under Section 4.02 of the Credit Agreement.

(c) The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and executed by a Financial Officer of the Borrower, confirming that the Borrower will be in pro forma compliance with the financial covenants set forth in Sections 6.10, 6.11 and 6.12 of the Credit Agreement as of and for the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered to the Administrative Agent pursuant to Section 5.04 of the Credit Agreement (assuming for the purposes of Section 6.12 of the Credit Agreement that such transactions occurred at the end of such period and for the purposes of Sections 6.10 and 6.11 of the Credit Agreement that such transactions occurred at the beginning of such period) after giving effect to the making of the Incremental Term Loans and the application of the proceeds therefrom.

(d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 2 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

SECTION 4. Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Amendment No. 2” shall mean the Incremental Term Loan Assumption Agreement, Amendment No. 2 and Consent related to this Agreement dated as of April 28, 2006.

“Amendment No. 2 Effective Date” shall have the meaning assigned to such term in Amendment No. 2.

“Specified Ratings Condition” means the Term Loans shall have received a rating of Ba3 or higher from Moody’s and BB- or higher from S&P, in each case with no negative outlook (the “Specified Ratings”); provided that the Specified Ratings Condition shall only remain satisfied for so long as each of the Specified Ratings shall be maintained in effect.

(b) The definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Percentage” shall mean, for any day, (a) with respect to any Eurodollar Term Loan or ABR Term Loan, as the case may be, the applicable percentage set forth below in the first table under the caption “Eurodollar Spread—Term Loans” or “ABR Spread—Term Loans”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination, (b) with respect to any Swingline Loan, the applicable percentage set forth below in the second table under the caption “ABR Spread— Revolving Loans”, based upon the Leverage Ratio as of the relevant date of determination, and (c) with respect to any Eurodollar Revolving Loan or ABR Revolving Loan, as the case may be, the applicable percentage set forth below in the second table under the caption “Eurodollar Spread—Revolving Loans” or “ABR Spread—Revolving Loans”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Eurodollar Spread – Term Loans	ABR Spread - Term Loans
Category 1
Greater than 2.75 to 1.00	2.25%	1.25%

Category 2
Greater than 2.00 to 1.00, but less than or equal to 2.75 to 1.00	2.00%	1.00%

Category 3
Less than or equal to 2.00	1.75%	0.75%

provided that Category 3 (as set forth in the table above) will only apply upon the satisfaction of the Specified Ratings Condition (as evidenced by a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent) and for so long as the Specified Ratings Condition shall remain satisfied. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Term Lenders shall negotiate in good faith to amend the definition of the term Specified Ratings Condition to reflect such changed rating system, or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Percentage with respect to any Eurodollar Term Loan or ABR Term Loan shall be determined based on the ratings most recently in effect.

Leverage Ratio	Eurodollar Spread – Revolving Loans	ABR Spread –Revolving Loans
Category
Greater than 2.75 to 1.00	2.50%	1.50%

Category 2
Greater than 2.50 to 1.00, but less than or equal to 2.75 to 1.00	2.25%	1.25%

Category 3
Greater than 2.25 to 1.00, but less than or equal to 2.50 to 1.00	2.00%	1.00%

Category 4
Less than or equal to 2.25 to 1.00	1.75%	0.75%

Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, until the Borrower shall have delivered the financial statements and certificates required by Section 5.04(b) and Section 5.04(c), respectively, covering a period of at least six full months following the Closing Date, the Leverage Ratio shall be deemed to be in Category 1 (as set forth in the applicable table above) for purposes of determining the Applicable Percentage. In addition, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, or (b) at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 (as set forth in the applicable table above) for purposes of determining the Applicable Percentage.”

(c) The definition of the term “Change in Control” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “either (i) the Investors shall fail to own, directly or indirectly, beneficially or of record, shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower, or (ii)” from clause (b) therein.

(d) The definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	by deleting “$250,000” in clause (a)(vi) therein and substituting therefor “$750,000”;

(ii)	by deleting the word “and” before clause (a)(x) therein and substituting a comma therefor; and

(iii)	by adding at the end of clause (a)(x) therein the words “(xi) transaction related fees and expenses in connection with the making of the Incremental Term Loans on the Amendment No. 2 Effective Date, (xii) expenses (including the write-off of unamortized debt issuance costs) in connection with the prepayment of the Subordinated Debentures (as defined in Amendment No. 2) on or about the Amendment No. 2 Effective Date, and (xiii) any breakage costs incurred in connection with the termination of any Hedging Agreement as a result of the prepayment of Term Loans”.

(e) The definition of the term “Consolidated Interest Expense” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the words “, transaction related fees and expenses in connection with the making of the Incremental Term Loans on the Amendment No. 2 Effective Date, expenses (including the write-off of unamortized debt issuance costs) in connection with the prepayment of the Subordinated Debentures (as defined in Amendment No. 2) on or about the Amendment No. 2 Effective Date, and any breakage costs incurred in connection with the termination of any Hedging Agreement as a result of the prepayment of Term Loans” at the end of the parenthetical at the end of clause (i) of the parenthetical in clause (a) thereof.

(f) The definition of the term “Incremental Term Loan Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “after the Amendment No. 2 Effective Date but” after the words “the aggregate amount of all Incremental Term Loan Commitments established” in clause (b) therein.

(g) Section 2.13(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) If at the time of any Equity Issuance the Leverage Ratio (after giving effect to such Equity Issuance and the proposed use of proceeds thereof) would be greater than or equal to 2.75 to 1.00, the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the occurrence of such Equity Issuance, apply 50% (or such lesser percentage as shall be necessary to reduce such Leverage Ratio below 2.75 to 1.00) of the Net Cash Proceeds therefrom to prepay outstanding Term Loans in accordance with Section 2.13(f); provided, however, that so long as no Event of Default has occurred and is continuing, no prepayment shall be required from the Net Cash Proceeds of Additional Sponsor Capital.”

(h) To give effect to the making of the Incremental Term Loans hereunder and the treatment thereof as “Term Loans” for all purposes of the Credit Agreement, Section 2.1 l(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) (i) The Borrower shall pay to the Administrative Agent, for the accounts of the Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the immediately preceding Business Day (each such date being called a “Repayment Date”), a principal amount of the Term Loans (as adjusted from time to time pursuant to Sections 2.ll(b), 2.12, 2.13(f) and 2.24(d)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Repayment Date	Amount
September 30, 2005	$287,500
December 31,2005	$287,500
March 31,2006	$287,500
June 30, 2006	$537,500
September 30, 2006	$537,500
December 31,2006	$537,500
March 31,2007	$537,500
June 30, 2007	$537,500
September 30, 2007	$537,500
December 31,2007	$537,500
March 31,2008	$537,500
June 30, 2008	$537,500
September 30, 2008	$537,500
December 31,2008	$537,500
March 31,2009	$537,500
June 30, 2009	$537,500
September 30, 2009	$537,500
December 31,2009	$537,500
March 31, 2010	$537,500
June 30, 2010	$537,500
September 30, 2010	$51,250,000
December 31,2010	$51,250,000
March 31, 2011	$51,250,000
Term Loan Maturity Date	$51,250,000

(i) Section 5.13 of the Credit Agreement is hereby amended by inserting the parenthetical “(other than the Incremental Term Loans made on the Amendment No. 2 Effective Date)” after the words “outstanding Term Loans” therein.

(j) Section 6.01(j) of the Credit Agreement is hereby amended by deleting “$2,500,000” therein and substituting therefor “$5,000,000”.

(k) Section 6.11 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following table:

Date or Period	Ratio
Amendment No. 2 Effective Date through December 31, 2007	2.00 to 1.00
January 1, 2008 through December 31, 2008	2.50 to 1.00
January 1, 2009 through December 31, 2009	2.75 to 1.00
Thereafter	3.00 to 1.00

(1) Section 6.12 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following table:

Period	Ratio
Amendment No. 2 Effective Date through June 30, 2006	5.50 to 1.00
July 1, 2006 through December 31, 2006	5.25 to 1.00
January 1, 2007 through June 30, 2007	5.00 to 1.00
July 1, 2007 through September 30, 2007	4.50 to 1.00
October 1, 2007 through December 31, 2007	4.25 to 1.00
January 1, 2008 through December 31, 2008	3.75 to 1.00
Thereafter	3.25 to 1.00

SECTION 5. Consent. The Required Lenders hereby consent to the refinancing of the Subordinated Debentures with the proceeds of the Incremental Term Loans made pursuant to this Assumption Agreement and Amendment for all purposes of the Loan Documents (including, without limitation, Section 6.09 of the Credit Agreement).

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Assumption Agreement and Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment No. 2 Effective Date:

(a) This Assumption Agreement and Amendment has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of such Loan Party in accordance with its terms. The Credit Agreement (as amended hereby) constitutes a legal, valid and binding obligation of the Borrower in accordance with its terms.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) No Default or Event of Default has occurred and is continuing.

SECTION 7. Effectiveness. This Assumption Agreement and Amendment shall become effective as of the date (the “Amendment No. 2 Effective Date”) that the Administrative Agent shall have received counterparts of this Assumption Agreement and Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) each Subsidiary Guarantor, (iii) the Administrative Agent, (iv) the Required Lenders, (v) each Term Lender and (vi) each Incremental Term Lender.

SECTION 8. Effect of Amendment. Except as expressly set forth herein, this Assumption Agreement and Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Assumption Agreement and Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

SECTION 9. Consent and Reaffirmation. Each Subsidiary Guarantor hereby consents to this Assumption Agreement and Amendment and the transactions contemplated hereby, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Assumption Agreement and Amendment, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect, (b) confirms its guarantee of the Obligations (with respect to each Subsidiary Guarantor) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, including the Incremental Term Loans.

SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Assumption Agreement and Amendment in accordance with the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 11. Counterparts. This Assumption Agreement and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Assumption Agreement and Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 12. Applicable Law. THIS ASSUMPTION AGREEMENT AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. Headings. The headings of this Assumption Agreement and Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DELTEK SYSTEMS, INC.,

By	/s/ Kevin T. Parker
Name:	Kevin T. Parker
Title:	President & CEO

DELTEK SYSTEMS (PHILIPPINES), LTD.,

By	/s/ Babette J. Aller
Name:	Babette J. Aller
Title:	Secretary

DELTEK SYSTEMS (COLORADO), INC.,

By	/s/ Babette J. Aller
Name:	Babette J. Aller
Title:	Secretary

WST CORPORATION,

By	/s/ Babette J. Aller
Name:	Babette J. Aller
Title:	Secretary

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), individually and as Administrative Agent,

By	/s/ James Moran
Name:	JAMES MORAN
Title:	MANAGING DIRECTOR

By	/s/ Denise L. Alvarez
Name:	DENISE L. ALVAREZ
Title:	ASSOCIATE

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	JP MORGAN CHASE BANK, N.A.

	By	/s/ Christophe Vohmann
	Name:	Christophe Vohmann
	Title:	Vice President

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sun Trust Bank

	By	/s/ Brian Haggerty
	Name:	Brian Haggerty
	Title:	Senior Vice President

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Wachovia Bank, N.A.

	By:	/s/ Robert Sevin
	Name:	Robert Sevin
	Title:	Director

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Navigator CDO 2003, Ltd.,
Name of Lender:	By: Antares Asset Management, Inc. as Collateral Manager

	By:	/s/ David Schmuck
	Name:	David Schmuck
	Title:	Authorized Signatory

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Mariner CDO 2002, Ltd.,
Name of Lender:	By: Antares Asset Management, Inc. as Collateral Manager

	By	/s/ David Schmuck
	Name:	David Schmuck
	Title:	Authorized Signatory

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	AZURE Funding

	By	/s/ Matthew Massier
	Name:	Matthew Massier
	Title:	As Attorney in Fact

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Atlas Loan Funding 1, LLC

By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors
Its	Investment Manager

By	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lenders:	BABSON CLO LTD 2004-1

BABSON CLO LTD 2004-II

BABSON CLO LTD 2005-1

	By:	Babson Capital Management LLC as Collateral Manager

	By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Associate Director

Name of Lender:	BILL & MELINDA GATES FOUNDATION

	By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Associate Director

Name of Lender:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	By;	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Associate Director

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill II – INGOTS, Ltd., as Term Lender

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	HARBOUR TOWN FUNDING LLC

	By	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

BlackRock Senior Income Sertes II
Illegible
Name of Lender:	Illegible

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Dryden IX – Senior Loan Fund 2005 p.l.c

	By	Prudential Investment Management, Inc., as attorney-in-fact

	By	/s/ George Cowardy
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Loan Funding V, LLC

	By	Prudential Investment Management, Inc., as Collateral Manager

	By	/s/ George Cowardy
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Dryden VII - Leveraged Loan CDO 2004

	By	Prudential Investment Management, Inc., as Portfolio Manager

	By	/s/ George Cowardy
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Illegible

	By	/s/ Illegible
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Monument Park CDO Ltd.
Name of Lender:	By: Blackstone Debt Advisors L.P. As Collateral Manager

	By	/s/ Dean T. Criares
	Name:	DEAN T. CRIARES
	Title:	Senior Managing Director

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund II, Ltd.
Name of Lender:	By: Its Collateral Manager, Callidus Capital Management, LLC

	By	/s/ Peter R. Bennitt
	Name:	PETER R. BENNITT
	Title:	PRINCIPAL

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund III Ltd.
Name of Lender:	By: Its Collateral Manager, Callidus Capital Management, LLC

	By	/s/ Peter R. Bennitt
	Name:	PETER R. BENNITT
	Title:	PRINCIPAL

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	ATRIUM FUNDING IV

	By	/s/ Andrew H. Marshak
	Name:	ANDREW H. MARSHAK
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	MADISON PARK FUNDING

	By	/s/ Andrew H. Marshak
	Name:	ANDREW H. MARSHAK
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Hewett’s Island CLO III, Ltd.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Preston I. Carnes, Jr.
Name:	PRESTON I. CARNES, JR.
Title:	Managing Director

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I. LTD., or an affiliate

	By	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

	By	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

	By	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

FORTRESS PORTFOLIO TRUST., as Lender

By:	Four Corners Capital Management LLC,
As Investment Manager

By	/s/ Dean Valentine
Name:	DEAN VALENTINE
Title:	Vice President

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

FOUR CORNERS CLO 2005-I, LTD., as Lender

By:	Four Corners Capital Management LLC,
As Collateral Manager

By:	/s/ Dean Valentine
Name:	DEAN VALENTINE
Title:	Vice President

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	SEMINOLE FUNDING LLC

	By	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	General Electric Capital Corporation, as
Administrator for, Merritt CLO Holding LLC

	By:	/s/ Marie G. Mollo

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Gale Force 1 CLO, Ltd.

	By:	GSO Capital Partners LP as Collateral Manager

	By:	/s/ Lee M. Shaiman
	Name:	Lee M. Shaiman
	Title:	Authorized Signatory

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	SEQUILS-Glace Bay, Ltd.

	By:	GSO Capital Partners, LP as Collateral Manager

	By:	/s/ Lee M. Shaiman
	Name:	Lee M. Shaiman
	Title:	Authorized Signatory

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	280 FUNDING I

	By:	/s/ George Fan
	Name:	GEORGE FAN
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	1888 FUND, LTD.

	By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	GREEN LANE CLO LTD.

	By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Harch CLO II Limited

	By	/s/ Michael E. Lewitt
	Name:	Michael E. Lewitt
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Grayson CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Gleneagles CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Jasper CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Liberty CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Restoration Funding CLO, LTD By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Southfork CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT AND

AMENDMENT NO. 2

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Victoria Falls CLO, Ltd

	By	/s/ Jonathan S. David
	Name:	Jonathan S. David
	Title:	SVP

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Sky CBNA Loan Funding

	By	/s/ Ruben Diaz
	Name:	RUBEN DIAZ
	Title:	Authorized Signatory

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	MARATHON CLO I LTD.

	By	/s/ Louis T. Hanover
	Name:	LOUIS T. HANOVER
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Venture CDO 2002, Limited By its investment advisor, MJX Asset Management LLC

	By	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Venture III CDO Limited By its investment advisor, MJX Asset Management LLC

	By	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Venture IV CDO Limited By its investment advisor, MJX Asset Management LLC

	By	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT AND

AMENDMENT NO. 2

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	Mountain Capital CLO III Ltd.

	By	/s/ Jonathan Dietz
	Name:	Jonathan Dietz
	Title:	Director

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Granite Ventures II Ltd

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Stone Tower CDO II Ltd

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Stone Tower CLO III Ltd

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Stone Tower CLO IV Ltd

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO

INCREMENTAL TERM LOAN

ASSUMPTION AGREEMENT,

AMENDMENT NO. 2 AND CONSENT

DATED AS OF APRIL 28, 2006

RELATED TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

Name of Lender:	KC CLO II Plc

	By	/s/ Illegible
Name:
Title:

SCHEDULE 1

Incremental Term Lenders

Incremental Term Lender	Incremental Term Loan Amount
Credit Suisse	$100,000,000.00

TOTAL COMMITMENT	$100,000,000.00